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                                                                    Exhibit 10.6


                       (All figures in Australian dollars)


Ref:  PGW.

18 July, 1999


The Directors.
Continental Ace Pty Limited.
Level 2, 40 Mann Street,
GOSFORD. N.S.W. 2250.


Dear Sirs,


OVERDRAFT FACILITY
APPROVAL ADVICE

We are pleased to advise our approval of the following facility:

I. OVERDRAFT FACILITY

Overdraft Limit:           $3,000,000.00.
Expiry Date:               31st July, 2000.
Account Number:

The attached Approval sets out the terms and conditions of the Overdraft Facility. Please take some time to read it to ensure that you understand and accept the terms and conditions.

We are now preparing your loan and security documentation. We will contact you when it is ready.

Please call me on 49394312 should you have any questions.

Thank you for allowing the National to be of assistance.

Yours faithfully,



John Incher.
Manager


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OVERDRAFT FACILITY
APPROVAL ADVICE

Customer's Name:   Continental Ace Pty Limited.
Overdraft Limit:   $3,000,000.00.
Expiry Date:       31st July, 2000.
Account Number:

This Approval Advice is the contract between you and the Bank for the Overdraft Facility ("Facility") which is outlined in this Advice. It has been written in plain English and is designed to be easily read and understood.

If you do have any problems or questions, please ring me on 49394312.

GENERAL

The terms and conditions which will apply to your Facility are those contained in this Approval Advice and also the Bank's usual terms and conditions for the operation of current accounts. These terms and conditions are available from any branch of the Bank.

OVERDRAFT LIMIT

Your Overdraft Limit is $3,000,000.00. The Bank will allow you to overdraw the Account Number detailed above up to the Overdraft Limit.

The Facility must be kept within the Overdraft Limit. Any excesses over the Overdraft Limit require the prior approval of the Bank. Excesses will attract an additional interest charge.

ARRANGING THE FACILITY

You authorise the Bank to open the Facility in your name and to debit to the account each drawing you make or authorise and any other amount which you must pay on the date it becomes due.

You may overdraw to the Overdraft Limit. However, the Facility is only available if:

(a)      you overdraw before the Expiry Date; and
(b) the Bank has received each security listed in this Approval Advice in a form satisfactory to it; and
(c) any property covered by a security has been insured against fire and other usual risks with an insurer acceptable to the Bank; and
(d) any property covered by a security referred to in (b) and (c) above has the Bank's interest noted on each insurance policy; and
(e)      any necessary corporate or trustee authorisations have been obtained;
         and
(f) you are not in default under this Agreement (for example, by not paying a fee).


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FACILITY OPERATION

The Facility is to be fully fluctuating in accordance with your agreed working needs.

You may operate the Facility by cheque or approved card through EFTPOS and the Bank's Automatic Teller Machine network.

INTEREST RATE

The interest rate under the Facility is VARIABLE.

Your current annual percentage rate is 8.50% per annum, WHICH MAY VARY.

The annual percentage rate is the total of the Bank's Lending Indicator Rate plus a customer margin of 0.00% per annum. The Bank's Lending Indicator Rate for the Facility is Base Rate.

Movements in the Bank's Lending Indicator Rate can be monitored by you, as the rate is published by the Bank in the metropolitan daily press on a Monday (except Christmas day) under the heading "National Australia Bank Indicator Rates". Such changes will also be recorded on your bank statement.

The default annual percentage rate is the total of the Bank's Lending Indicator Rate PLUS the customer margin referred to above, plus a default margin of 4.00%. The current default annual percentage rate is 12.50% per annum, WHICH MAY VARY.

The Bank calculates interest daily at the annual percentage rate divided by 365 on the unpaid daily balance of the account at the end of each day. The Bank debits interest to the account on the last Business Day of each month.

If you overdraw more than the Overdraft Limit, with or without the prior agreement of the Bank, or if you do not pay when required under any of conditions (a) to (g) of Events of Default, interest on any excess will be charged at the default annual percentage rate.

This interest is calculated at the default annual percentage rate so long as the excess or default exists.

The Bank may change the Bank's Lending Indicator Rate, the customer margin and the default margin. However, the Bank will advise you in writing prior to any such variation taking effect.

REPAYMENT

You may pay any moneys to the credit of your account at any branch of the Bank that is open for business or by approved card through one of the Bank's FlexiTellers (Automatic Teller Machines).

You may also pay any moneys to the credit of your account at any branch of any other bank in Australia, on the terms and conditions on which the other bank accepts such transactions.


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The Bank will use any payment to the credit of your account to pay: firstly, fees, charges, enforcement expenses (if any) and similar payments; secondly, interest charges; and thirdly, the outstanding balance of the account.

The whole of the balance owing under the Facility and any other money owing under this Agreement must be paid to the Bank if you are in default as specified below AND the default remains unremedied after the Bank gives you a notice specifying the default.

EVENTS OF DEFAULT

Default occurs when:

(a) there is a breach of any of these terms and conditions of the Facility or of a provision of any security or other agreement you have with the Bank; or
(b) the Expiry Date shown above occurs and you owe the Bank any money under this Agreement; or
(c) if in the Bank's opinion there has been a material adverse change in your financial position; or
(d) any information given to the Bank at any time is false or, in the Bank's opinion, misleading; or
(e) you or anyone who gives a security becomes bankrupt or insolvent, or you or such person goes into liquidation or receivership or has an administrator appointed; or
(f) you assign your estate, or anyone who gives a security assigns their estate, to a creditor; or
(g)      any security under this Agreement becomes unenforceable.

The Facility will end immediately upon the occurrence of any event referred to in conditions (a) to (g) or if you are otherwise in default of this Agreement.

Enforcement expenses may become payable by you in the event of a breach or if you are in default of this Agreement.

SECURITIES

The securities listed below must be received by the Bank to secure the balance of the Facility and any other amounts you owe the Bank under this Agreement:

1. Existing Registered Mortgage Debenture over the whole of the Company's assets and uncalled capital and called but unpaid capital.

2. Fresh Interlocking Guarantee and Indemnity - Companies - for $1 1,740,000.00 given by B.C.E. Holdings Pty Limited, Continental Conveyor and Equipment Pty Limited, Continental Ace Services Pty Limited, Continental Ace Conveyor Components Pty Limited, Continental Ace Pty Limited, Continental Control Systems Pty Limited, A Crane Pty Limited and Continental Meco Pty Limited partly supported by existing Registered Mortgage Debentures over the whole of the Companys' assets and uncalled capital and called but unpaid capital, and first Registered Mortgages over land and buildings situated at Lots 2, 33 and 34 Somersby Falls Road, Somersby, and, 51 Montore Road, Minto.

3.       Letter of Offer including Covenants.


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4.       Letter of Awareness.

5.       Financial and reporting Covenants.

Each security must be received by the Bank in a form satisfactory to it before the Facility can be used.

CREDIT FEES AND CHARGES

APPLICATION FEE:           $NIL. The Application Fee is now due and will be
                           debited to the account. The Application Fee is not refundable.

OVERDRAFT LINE FEE:        Initially $12,000.00 payable 31st August, 1999, and
                           each six months after that and on cancellation of the Facility (except if that cancellation is in March or September). This fee may be higher if you exceed the Overdraft Limit. When due, this fee will be debited to the Facility. This fee is variable and may change.

REFERENCE FEE:             $20.00. We will charge you a Reference Fee:
                           (a) each day you exceed the Overdraft Limit; and
                           (b) each day there is a debit transaction on the Facility while the Overdraft Limit is exceeded.
                           This fee is variable and may change.

An Account Keeping Fee, which is variable, is charged monthly to your Facility and consists of a basic charge plus a fee per entry, less any rebate allowable. Full details are available from your branch.

If, prior to the Expiry Date, you request the Bank to renew the Facility for a further term, the Bank will conduct a formal review of the Facility to assess your request. If this is the case, a Renewal Fee currently $250.00 may apply. This fee is variable and may change.

The sum of all Government Charges and Bank Fees appearing in the attached Loan Costs Estimate must be paid when we ask.

The Bank's reasonable costs, charges, and legal expenses as well as stamp duty, search and registration fees in connection with:

(a) this Agreement, the Facility and any agreement or transaction related to the Facility or the securities; and
(b) any action the Bank takes in connection with its rights and in recovering amounts you owe it; and
(c)      the discharge of any security

must be paid when we ask.


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If any fees or charges are not paid when we ask, the Bank may debit the Facility with those fees and charges so that these amounts are included in the amount you owe the Bank under the Facility.

You agree to pay when we ask the enforcement expenses reasonably incurred by the Bank in enforcing its rights if you breach this Agreement.

Fees and charges due and payable by you are not refundable.

CO-OPERATION

You agree to:

(a) promptly give the Bank any information it reasonably asks for from time to time; and
(b) do anything (such as producing and signing documents) that the Bank reasonably asks you to do to give full effect to these terms and conditions and the securities.

SET OFF

If you have deposit accounts with the Bank, at anytime without telling you first, the Bank may use some or all of the credit funds in the deposit accounts to reduce or payout the Facility.

The Bank will tell you if it does this.

NOTICES

Notices must be in writing.

Any notice, demand, writing or other communication given by the Bank may be delivered, or sent by post or facsimile to you at your last known place of abode or business or, if applicable, to your registered office.

Any such notice is taken to be received three days from the date it bears.

If there is more than one of you, a notice to one of you is deemed to be a notice to all of you.

COVENANTS:

Please refer to the attached Annexures outlining all Covenants relating to facilities within the Continental Conveyor and Equipment Group.

ACCEPTANCE

PLEASE NOTE, THAT FOR YOUR COMPANY TO ACCEPT THE TERMS AND CONDITIONS CONTAINED IN THIS LETTER, YOU MUST PROVIDE US WITH A CERTIFIED COPY OF THE BOARD'S RESOLUTION/S AUTHORISING THE ACCEPTANCE OF THE FACILITY.


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DEFINITIONS

BANK: means National Australia Bank Limited and its successors and assigns.

BUSINESS DAY:              means a day other than a Saturday or a Sunday or a
                           day gazetted as a public holiday throughout
                           Australia.

PERSON: includes, as appropriate, companies and other incorporated entities.

YOU: means the person/s or entities named in "Customer's Name" on the first page of this advice. If there are more than one of you, YOU means each of you separately and every two or more of you jointly. YOU includes your successors and assigns.

Date of Approval - 18th July, 1999.

Signed for the Bank


--------------------------------
Name:  John Incher
Title: Business Banking Manager.


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                                                       Guarantee And Indemnity -
                                                          Company - Interlocking

         TO: NATIONAL AUSTRALIA BANK LIMITED ACN 004 044 937 ("THE BANK")

                                    SCHEDULE

ITEM 1 B.C.E. HOLDINGS PTY LIMITED ACN 003 525 988 a company incorporated in the State of New South Wales and having its registered address at Level 2, 40 Mann Street, Gosford NSW 2250;

         CONTINENTAL CONVEYOR & EQUIPMENT PTY LIMITED ACN 059 870 058 a company incorporated in the State of Queensland and having its registered address at Level 2, 40 Mann Street, Gosford NSW 2250;

         CONTINENTAL ACE SERVICES PTY LIMITED ACN 056 396 760 a company incorporated in the State of Queensland and having its registered address at Level 2, 40 Mann Street, Gosford NSW 2250:

         CONTINENTAL ACE CONVEYOR COMPONENTS PTY LIMITED ACN 005 458 373 a company incorporated in the State of Victoria and having its registered address at Level 2, 40 Mann Street, Gosford NSW 2250;

         CONTINENTAL ACE PTY LIMITED ACN 003 725 915 a company incorporated in the State of New South Wales and having its registered address at Level 2, 40 Mann Street, Gosford NSW 2250;

         CONTINENTAL CONTROL SYSTEMS PTY LIMITED ACN 003 581 897 a company incorporated in the State of New South Wales and having its registered address at Level 2, 40 Mann Street, Gosford NSW 2250;

         A CRANE PTY LIMITED ACN 003 280 475 a company incorporated in the State of New South Wales and having its registered address at Level 2, 40 Mann Street, Gosford NSW 2250;

         CONTINENTAL MECO PTY LIMITED ACN 001 408 368 a company incorporated in the State of New South Wales and having its registered address at Level 2, 40 Mann Street, Gosford NSW 2250.

         -----------------------------------------------------------------------

ITEM 2   $11,740,000.00 eleven million seven hundred and forty thousand
         dollars ("the basic                       liability")

ITEM 3   Trust Deed dated                 day of

         Deed of Settlement
         Name of Trust

         Trustee

         Settlor


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WHEREAS

A. The Companies and persons specified in Item 1 of the Schedule executing this Guarantee are hereinafter collectively called "Guarantors" and each of which is hereinafter separately referred to as a "Guarantor" and includes the legal personal representatives of each such person and in the case of a corporation its successors and assigns and they are mutually interested or are otherwise concerned in the respective business of the Guarantors and as customers of the Bank some or all of the Guarantors have obtained or may hereafter obtain banking accommodation from the Bank or incur liabilities to the Bank.

B. It is possible that the Guarantors or any one or more of them will in the future acquire the whole of the issued capital or the whole of the issued ordinary capital of other companies (hereinafter called "other Companies") which other Companies may or may not together with the Guarantors or any of them or with each other become mutually interested or concerned in the respective businesses of the Guarantors.

C. It is contemplated that the other Companies will become customers of the Bank and that some or all of them may seek and obtain banking accommodation from the Bank or incur liabilities to the Bank.

D. It is for the mutual benefit of the Guarantors and the other Companies that the respective debts or liabilities to the Bank of those of the Guarantors and the other Companies who for the time being are or may be customers of the Bank and as such indebted to the Bank should be secured to the Bank by the mutual guarantees of each other.

IN CONSIDERATION of the Bank at the request of the Guarantors making loans and advances or providing banking accommodation to all or any one or more of the Guarantors and the other Companies whether alone or jointly or in conjunction with any other person and/or in consideration of the Bank forbearing to enforce immediate payment of the moneys (if any) now due and owing by all or any one or more of the Guarantors to the Bank each of the Guarantors jointly and severally agree with and guarantee to and indemnify the Bank and shall keep the Bank indemnified as follows:-

1. Each of the Guarantors will pay to the Bank on demand (whether any of the Guarantors or the other companies is then in default or not) the moneys hereby secured.

2.       Each Guarantor indemnities the Bank against:-

         (a) any loss the Bank may suffer by reason of any other of the Guarantors being an infant or an incorporated or unincorporated body or a committee or a trustee or other person acting in a fiduciary or representative capacity having exceeded his powers or being incompetent to borrow, to otherwise raise funds, or to incur any other liability or obligation to the Bank;

         (b) any loss the Bank may suffer by reason of any other of the Guarantors becoming bankrupt, going into liquidation, being placed under official management or making any arrangement, assignment or composition (including any amount paid to the Bank which the Bank may subsequently be obliged to pay out on the ground that the payment of such amount to the Bank was a preference) and including the amount of any interest (whether capitalised or current) which does not accrue from the date of such bankruptcy, liquidation, arrangement, assignment or composition and/or is not recoverable by reason of the happening of such event and which would otherwise have accrued and have been recoverable from a Guarantor under the preceding


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                  provisions of this Guarantee, AND it is agreed that in order to secure the indemnity contained in this paragraph (b) the Bank may retain any securities held by it for a period of 7 months from the date of any such event, or the date when the moneys hereby secured are paid in full, whichever date shall be the later;

         (c) all costs, charges and expenses which, in the event of the insolvency, bankruptcy, liquidation or official management of or arrangement, assignment or composition by a Guarantor are incurred by the Bank in defending or commencing any action by or against any official receiver or trustee in bankruptcy, receiver or liquidator or official manager of the Guarantor which in the event of any such action being determined in favour of the Bank would result in either the Guarantor being entitled to demand from the Bank all or part of the moneys already paid to the Bank as aforesaid or the liability of a Guarantor under this Guarantee being reduced or discharged; and

         (d) all other costs, charges and expenses included in the expression "the moneys hereby secured".


3.       (i)      This Guarantee is to be security for the whole of the moneys and other liabilities which the Guarantors under Clauses 1 and 2 hereof are liable to pay but (subject to sub-clause (ii) of this clause) the Guarantors and the other Companies shall not, subject to Clause 4 hereof, be compelled to pay any amount exceeding an amount (hereinafter called "the limit of the guarantee") being the aggregate of:-

                  (a) the basic liability set out in Item 2 of the Schedule, and

                  (b) a sum equivalent to one year's interest on the basic liability calculated at the rate or, if more than one rate, at the highest rate payable by a Guarantor at the date of service of demand upon the Guarantor, and

                  (c) a sum equivalent to the amount of any bank charges and any other charges, costs and expenses payable under Clauses 1 and 2 hereof PROVIDED THAT such sum shall be limited to a sum equivalent to the whole of such bank charges, other charges, costs and expenses which have become payable under Clauses 1 and 2 hereof from a date twelve months prior to the date upon which demand is made upon the Guarantors.

         (ii) If no sum appears in Item 2 of the Schedule, or if the words `unlimited as to amount' (or words to like effect) appear therein, then the liability of the Guarantors hereunder shall be unlimited as to amount.

4. From the date of demand upon a Guarantor hereunder until the date of payment to the Bank, the Guarantors will also pay:-

         (a) all bank charges, other charges, costs and expenses of the type referred to in Clauses 1 and 2 hereof incurred during that period;

         (b) interest on the total of such bank charges, other charges, costs and expenses; and

         (c) interest on the total amount for which the Guarantor is liable under Clauses 1 and 2 hereof, as limited by Clause 3 hereof.

         Such interest will be calculated in the manner and at the rate or rates determined by the Bank for the time being, compounded and turned into principal accordingly.


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5.       This Guarantee shall be a continuing guarantee and, without limiting the generality of the foregoing shall not be affected by:-

         (a) any change whatsoever which may take place in the legal capacity or in the legal rights or obligations of a Guarantor or the other Companies;

         (b) the fact that a Guarantor or the other Companies shall be a trustee, nominee, partnership, firm, joint holder or joint venturer;

         (c) if a Guarantor is a firm or partnership, any changes which may from time to time take place in the partners thereof, whether by death or retirement of any partner or partners or the admission of any new partner or partners or otherwise howsoever, and notwithstanding that the firm or partnership no longer carries on business, and it is agreed that this Guarantee shall be binding on the Guarantors notwithstanding that a Guarantor is not, or having once been a member of such firm or partnership is no longer a member thereof;

         (d) if the Guarantors are partners, any changes which may from time to time take place in the partnership, whether by death or retirement of any partner or partners, or the admission of any new partner or partners, or otherwise howsoever and notwithstanding that the firm no longer carries on business, and it is agreed that all persons signing this Guarantee shall continue to be liable hereunder and in addition that the assets of such partnership or firm from time to time shall be available to meet the obligations of the Guarantors hereunder;

         (e)      the Bank recovering judgment against a Guarantor;

         (f) the Bank holding or taking any other security for the moneys hereby secured;

         (g) the Bank abandoning or releasing, wholly or partially, or exchanging, varying, giving up or in any way dealing with any security which it now holds or may hereafter hold to secure the moneys hereby secured;

         (h) the Bank granting time or other indulgence, compounding or compromising with or releasing a Guarantor or any person whatsoever (including any person in any way liable jointly or in conjunction with a Guarantor or severally) in respect of any liability to the Bank;

         (i) any security held or taken by the Bank in relation to the indebtedness of a Guarantor being void, defective or informal:

         (j) the Bank receiving any dividends in or upon the estate or assets of a Guarantor or any other person whatsoever (including any person in any way liable jointly or in Conjunction with a Guarantor or severally) in respect of any liability to the Bank;

         (k) the payment of any sum or sums into the account of a Guarantor at any time whilst the Bank provides loans advances or other banking accommodation to a Guarantor;


         (l) the death, lunacy, bankruptcy or official management liquidation of or any arrangement, assignment or composition by a Guarantor;


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

         (m) the Bank increasing or otherwise varying the limit of loans, advances and banking accommodation to a Guarantor or any other person (including increasing such limit in excess of the basic liability) or otherwise amending or varying or agreeing to the amendment or variation of the arrangement now or from time to time hereafter in force between the Bank and a Guarantor or any other person or replacing the same with new arrangements and transacting any business with for or on account of a Guarantor or any other person in its absolute discretion and without the consent of the Guarantors being necessary;

         (n) the fact that the moneys hereby secured may not be or may cease to be recoverable from a Guarantor or any person liable in respect thereof for any reason other than that the same have been paid.

6. The Bank may enforce this Guarantee against a Guarantor notwithstanding that any bills or other instruments or any liability of a Guarantor covered by it may be in circulation, outstanding or not then due and payable.

7. Whilst any moneys or other liabilities are owing or outstanding from a Guarantor to the Bank (whether or not a Guarantor is liable hereunder to make payment to the Bank in respect thereof) the Guarantors will not in any way claim the benefit or seek the transfer of any security or any part thereof, and generally waive in favour of the Bank all rights against the Bank and the other Companies and any other person, estates and assets including rights of subrogation, contribution and marshalling. Each Guarantor further undertakes to the Bank that, whilst any moneys or other liabilities are owing or outstanding from a Guarantor to the Bank, it will not prove in the liquidation or bankruptcy of any other Guarantor with respect to any amounts owing to it by that other Guarantor on any account whatsoever.

8.       A Guarantor may determine this Guarantee as to further liability by:-

         (a) giving written notice of his desire to determine his liability under this Guarantee at each Branch of the Bank where any of the Guarantors conduct an account; and

         (b) making payment in full of an amount equal to the moneys hereby secured at the time of delivery of such notice (having regard in particular to the operation of paragraphs (f) and (g) of the definition of "the moneys hereby secured") up to the limit of the guarantee, or provision for such payment.

9. All moneys received by the Bank from or on account of the Guarantors and the other Companies or any of them (including any dividends upon the bankruptcy or liquidation of or any arrangement, assignment or composition by any one or more of the Guarantors and the other Companies or any of them) or from any other person or from the realisation or enforcement of any security capable of being applied by the Bank in reduction of the moneys hereby secured shall be regarded for all purposes as payments in gross, without any right on the part of any of the Guarantors to stand in the place of the Bank or claim the benefit of any moneys so received, until the Guarantors have paid the moneys hereby secured and so that in the event of any one or more of the Guarantors becoming bankrupt or making any arrangement, assignment or composition or going into liquidation the Bank shall be entitled to prove for the moneys hereby secured up to the limit of the Guarantee.

10. In the event of the insolvency, bankruptcy, official management or liquidation of or arrangement, assignment or composition by any of the Guarantors and the other Companies the Bank is authorised by the Guarantors and the other Companies to prove for all moneys which the Guarantors and the other Companies shall have paid hereunder and to retain and to carry to a suspense account and appropriate at the Bank's discretion any dividends received until the Bank has, with the aid thereof, been paid the moneys hereby secured in full.

11. This Guarantee and the Bank's rights and remedies hereunder shall not merge or prejudicially affect nor be merged in or prejudicially affected by any other security or securities now held or which may hereafter be held by the Bank but the Bank's rights and remedies under this Guarantee and any other security as aforesaid shall co-exist notwithstanding any rule of law or equity to the contrary. This Guarantee shall be in addition to every such other security. Nothing herein contained or implied shall merge the remedy of the Bank on any negotiable instrument or for money lent or for money paid or otherwise on simple contract.

12. Where this Guarantee is given by a Guarantor as trustee of the trust shortly described in Item 3 of the Schedule, the liability of a Guarantor hereunder shall extend to him personally and to him as such trustee, and each Guarantor warrants that all of the powers and discretions conferred on him as such trustee are at the date hereof capable of being validly exercised by him and that the same have not been varied or revoked and that the same empower and permit a Guarantor to execute this Guarantee as trustee and that a Guarantor is entitled to be indemnified out of the trust estate for the liabilities and obligations assumed by him hereunder.

13. ANY notice or certificate to be given to or demand to be made upon a Guarantor or any appointment to be made by or on behalf of the Bank hereunder shall be deemed to be duly given or made if the same be in writing and be signed by any person purporting to be any class of Manager or Accountant for the time being of the Bank and if the same be left at or sent through the post in a prepaid letter addressed to a Guarantor at the usual place of abode or business of the Guarantor in the said State or elsewhere last known as such to the person signing such notice, certificate or demand or delivered personally to a Guarantor and any such mode of service shall in all respects be valid and effectual notwithstanding that at the date of such service a Guarantor may be lunatic, dead, bankrupt or have assigned his estate or be absent from the said State, or being a company it should be in receivership or liquidation, whether voluntary or compulsory, and notwithstanding any other matter or event whatsoever. Any such notice, certificate or demand if sent through the post as aforesaid shall be deemed to have been received by a Guarantor at the time when the letter containing such notice, certificate or demand would in the ordinary course of post have been delivered.

14. For the purposes of this Guarantee a certificate stating all or any of the following -

         (i)      the amount of the moneys hereby secured or any part thereof
         (ii) that such an amount falls within a particular paragraph or sub-paragraph of the definition of the moneys hereby secured;
         (iii) that such an amount is owing or payable to the Bank by a Guarantor or any other person whose indebtedness to the Bank is intended to be hereby secured;
         (iv)     that the Bank is entitled to payment thereof on demand,

         given to a Guarantor by or on behalf of the Bank is conclusive evidence of the truth of its contents and binding on a Guarantor.

15. This Guarantee is to remain the property of the Bank after the liability hereunder has ceased.

16.      (a)      A Guarantor shall be liable to the Bank hereunder
                  notwithstanding that any one or more of the persons intended to be a guarantor in respect of all or any of the obligations intended to be hereby guaranteed shall refuse or fail to sign or execute this or any other document in respect thereof and notwithstanding that any purported execution hereof shall be in any way irregular defective or informal.

         (b) In the event that the expression "Guarantor" includes more than one person and the liability of any one or more of such persons hereunder is discharged by any principle of law or equity the other person or persons included in the expression "Guarantor" shall continue to be bound by this Guarantee.

17. Any existing or future moratorium legislation or regulations shall have no application to this Guarantee or the moneys hereby secured and such legislation and regulations are hereby expressly excluded therefrom to the full extent permitted by law.

18. Except to the extent that such interpretation may be excluded by or be repugnant to the context when herein used:

         "the Bank" includes its assigns;

         "this Guarantee" means this Guarantee and Indemnity;

         "the moneys hereby secured" means all moneys and amounts now or at any time hereafter falling within one or more of the following descriptions:

         (a) moneys owing or remaining unpaid to the Bank in any manner or on any account whatsoever by one or more of the Guarantors and the other Companies. whether alone or jointly with any other person and whether as principal or surety;

         (b) moneys which the Bank, whether requested so to do or not, has advanced or paid or become liable to pay to or for or on behalf of one or more of the Guarantors and the other Companies;

         (c) the amount of any orders, drafts, cheques, promissory notes, bills of exchange and other instruments in respect of which any one or more of the Guarantors or any of the other Companies is or may become liable in any manner whatsoever and which -

                  (i) have been accepted, endorsed, discounted or paid by the Bank for or on behalf of or at the express or implied request of any one or more of the Guarantors or any of the other Companies; or

                  (ii) are held by the Bank as a result of any other transaction entered into by the Bank for or on behalf of or at the express or implied request of any one or more of the Guarantors or any of the other Companies, whether they have matured or not;

         (d) moneys payable for stamp duties (including any credit or rental business duty and loan instruments duty and any like duty paid or payable by the Bank on or in respect of any loan or advances or banking accommodation provided or to be provided to or at the request of any one or more of the Guarantors or any of the other Companies) and for discounts, postages, commissions, charges, exchanges, re-exchanges and expenses according to the usage and course of business of the Bank from time to time;

         (e) the amount of any costs, charges, expenses and liabilities of any description incurred by the Bank -

                  (i) in or about the preparation, execution, or stamping of this Guarantee;
                  (ii) under this Guarantee or any document executed by a Guarantor or any of the other Companies in pursuance hereof or any other security or document, whether of further assurance or otherwise, given by a Guarantor or any of the other Companies to the Bank;
                  (iii) in the exercise or enforcement or attempted exercise or enforcement of any power or remedy hereunder or thereunder or which the Bank has or is entitled to for any reason against a Guarantor or any of the other Companies, including the amount of any costs, charges, expenses and liabilities not previously mentioned in this paragraph but incurred by the Bank and also the amount of any charges and disbursements for legal advice and assistance to the Bank as between solicitor and client;

         (f)      moneys and amounts which -

                  (i)      are presently owing and payable;
                  (ii)     are owing but not presently payable;
                  (iii)    are owing upon a contingency;
                  (iv) may become owing or for which the Bank may become liable by reason wholly or partly of past events or by reason of anything done or omitted by the Bank or a Guarantor or any of the other Companies;
                  (v) may reasonably foreseeably become owing on any account or in any manner whatsoever by reason of the relation of banker and customer or by operation of law or equity or otherwise by reason of anything done by the Bank with the consent or at the express or implied request of a Guarantor or any of the other Companies, all such moneys and amounts being due or becoming due or to become due or which may become due as mentioned in this paragraph by a Guarantor or any of the other Companies to the Bank;

         (g) moneys and amounts referred to in other clauses of this Guarantee as being added to or otherwise as forming part of the moneys hereby secured;

         (h) interest due or accruing under clauses 3 and 4 or turned into principal thereunder,

         AND it is agreed and specifically acknowledged that -

         (A) in this definition each reference to a Guarantor includes a reference (where the context so permits) to any other person whose indebtedness to the Bank is intended to be hereby secured; and

         (B) the aforesaid Guarantee and Indemnity extend and apply to and in relation to each and every item referred to in each paragraph and sub-paragraph of this definition.

         "person" shall include a firm or partnership, a committee, or any incorporated or unincorporated body;

Words importing the singular shall include the plural and words importing the masculine gender shall include every other gender.

19.      The Guarantors and the other Companies agree and acknowledge that:

         (a) this Guarantee is not executed in consequence of any representation, promise or statement by the Bank, or anyone on behalf of the Bank, other than any representation, promise or statement expressly or by implication contained in this Guarantee, and that this Guarantee is not entered into upon or subject to any condition not herein expressed or implied, and

         (b) no person has any authority to add to, contradict or vary the terms of this Guarantee, or to waive any of its provisions, otherwise than by an instrument executed by the Bank by its duly appointed attorney.

20.      (a)      Immediately after the Guarantors or any one or more of them acquires all of the issued capital in one of the other
                  Companies (the date of such acquisition referred to as the "Acquisition Date") the Guarantors or any one or more of them shall give notice thereof to the Bank and if so required by the Bank shall procure that the other Company shall join in this Guarantee so as to become a Guarantor on the terms and conditions set out in sub-clause 20(b).

         (b) Another Company may join in this Guarantee by executing this Guarantee in the space provided hereafter after the heading "New Guarantors" after the words `This Company in consideration of the payment of the sum of $1.00 by the Bank to the Company receipt of which is hereby acknowledged hereby joins in this Guarantee dated the day of 19 `or other words to a similar effect whereupon the other Company shall become a Guarantor and its rights and obligations and the restrictions imposed upon it hereunder shall be the same in all respects as if the other Company had joined in this Guarantee as a Guarantor as from the date of this Guarantee and the rights and obligations and the restrictions imposed upon the other Guarantors shall be the same in all respects as if the other Company had joined in this Guarantee as from the date of this Guarantee save in each case that none of the other Guarantors shall have a right of contribution against the other Company in relation to sums paid by such other Guarantor prior to the Acquisition Date.

         (c) The Bank shall forthwith give notice in writing (at any of the addresses herein specified for the making of a demand on the Guarantors and the new Guarantors) of the joining in this Guarantee of any of the other Companies.

"WARNING: This is an important document which makes the Guarantors fully and separately responsible for all obligations of all types now or hereafter owing to the Bank, whether alone or jointly or jointly and severally with any other person and whether or not the Guarantors have been informed about the size or type of those obligations. Any mortgage or other security which the Guarantors have given or hereafter give to the Bank in relation to their own affairs might very well apply to any moneys due by the Guarantors under this document.

Dated this                         day of                                  1999.



THE COMMON SEAL of B.C.E. HOLDINGS         )
---------------    ---------------
PTY LIMITED is affixed in accordance with  )
-----------
its Constitution in the presence of:       )



-------------------------------------      -------------------------------------
Signature of authorised person             Signature of authorised person


-------------------------------------      -------------------------------------
Office held                                Office held


-------------------------------------      -------------------------------------
Name of authorised person                  Name of authorised person
(Block letters)                            (Block letters)




THE COMMON SEAL of CONTINENTAL                  )
---------------    -----------
CONVEYOR & EQUIPMENT PTY LIMITED                )
--------------------------------
is affixed in accordance with its Constitution  )
in the presence of:                             )



-------------------------------------      -------------------------------------
Signature of authorised person             Signature of authorised person


-------------------------------------      -------------------------------------
Office held                                Office held


-------------------------------------      -------------------------------------
Name of authorised person                  Name of authorised person
(Block letters)                            (Block letters)

THE COMMON SEAL of CONTINENTAL              )
---------------    -----------
ACE SERVICES PTY LIMITED  is affixed        )
------------------------
in accordance with its Constitution in the  )
presence of:                                )



-------------------------------------      -------------------------------------
Signature of authorised person             Signature of authorised person


-------------------------------------      -------------------------------------
Office held                                Office held


-------------------------------------      -------------------------------------
Name of authorised person                  Name of authorised person
(Block letters)                            (Block letters)




THE COMMON SEAL of CONTINENTAL             )
---------------    -----------
ACE CONVEYORS COMPONENTS PTY               )
----------------------------
LIMITED is affixed in accordance with its  )
-------
Constitution in the presence of:           )



-------------------------------------      -------------------------------------
Signature of authorised person             Signature of authorised person


-------------------------------------      -------------------------------------
Office held                                Office held


-------------------------------------      -------------------------------------
Name of authorised person                  Name of authorised person
(Block letters)                            (Block letters)

THE COMMON SEAL of CONTINENTAL             )
---------------    -----------
ACE PTY LIMITED is affixed in accordance   )
---------------
with its Constitution in the presence of:  )



-------------------------------------      -------------------------------------
Signature of authorised person             Signature of authorised person


-------------------------------------      -------------------------------------
Office held                                Office held


-------------------------------------      -------------------------------------
Name of authorised person                  Name of authorised person
(Block letters)                            (Block letters)



THE COMMON SEAL of CONTINENTAL                  )
---------------    -----------
CONTROL SYSTEMS PTY LIMITED is                  )
---------------------------
affixed in accordance with its Constitution in  )
the presence of:                                )



-------------------------------------      -------------------------------------
Signature of authorised person             Signature of authorised person


-------------------------------------      -------------------------------------
Office held                                Office held


-------------------------------------      -------------------------------------
Name of authorised person                  Name of authorised person
(Block letters)                            (Block letters)

THE COMMON SEAL of A CRANE PTY              )
---------------    -----------
LIMITED  is affixed in accordance with its  )
-------
Constitution in the presence of:            )



-------------------------------------      -------------------------------------
Signature of authorised person             Signature of authorised person


-------------------------------------      -------------------------------------
Office held                                Office held


-------------------------------------      -------------------------------------
Name of authorised person                  Name of authorised person
(Block letters)                            (Block letters)




THE COMMON SEAL of CONTINENTAL           )
---------------    -----------
MECO PTY LIMITED is affixed in           )
----------------
accordance with its Constitution in the  )
presence of:                             )



-------------------------------------      -------------------------------------
Signature of authorised person             Signature of authorised person


-------------------------------------      -------------------------------------
Office held                                Office held


-------------------------------------      -------------------------------------
Name of authorised person                  Name of authorised person
(Block letters)                            (Block letters)


                                 NEW GUARANTORS

This Company hereby  joins in this Guarantee dated the                 day of
           19    .



Dated this                          day of                             19    .

Ref:       PGW.

19 July, 1999


The Directors.
B.C.E.  Holdings Pty Limited.
Level 2, 40 Mann Street,
GOSFORD. N.S.W. 2250.


Dear Sirs,

CAPPED RATE BILL FACILITY

The Bank offers to provide to you a Capped Rate Bill Facility ("Facility") upon the terms and conditions contained in the attached Bill Facility - Letter of Offer ("Letter of Offer") dated 19th July, 1999, and this letter. This letter supplements and should be read in conjunction with the Letter of Offer. Terms defined in the Letter of Offer have the same meaning when used in this letter unless the context otherwise requires and, in the event of inconsistency between a provision of this letter and a provision of the Letter of Offer, the provision in this letter prevails to the extent of that inconsistency.

DESCRIPTION OF THE FACILITY

The Facility is a floating rate bill facility under which, on each Drawdown Date (as defined below), the Bank will accept Bills drawn and presented by you in accordance with this letter and the Letter of Offer and discount the Bills at a rate which is the lower of either:

(a) the Drawdown Rate (as defined below) prevailing on the Drawdown Date, or

(b)      the Cap Rate (as defined below).

The following terms and conditions are applicable to the Facility.

1. FACILITY AMOUNT: The amount set out at Item 4 of the Schedule to the Letter of Offer.

2. FACILITY TERM: The Facility will commence on the Commencement Date specified at Item 6 of the Schedule to the Letter of Offer and expire on or about the date specified at Item 5 of the Schedule to the Letter of Offer. The Expiry Date is approximate only as the Bank will need to make some adjustment to conform with market requirements. However, the Expiry Date will be within 10 days of the selected date.

3.       CAP RATE: 4.00 per centum per annum.

4. DRAWDOWN RATE: The Drawdown Rate means in respect of any day the rate of discount specified by the Bank in its discretion as the usual rate at which the Bank is prepared to purchase bills of exchange accepted by itself on that day which have a term and aggregate face amount matching the term and aggregate face amount of any Bills to be discounted on that day under this Facility. The Drawdown Rate is a floating rate (expressed as a per centum per annum yield to maturity) that varies from time to time.

         Subject to the terms of the Facility, on each Drawdown Date, Bills will be discounted at the Drawdown Rate prevailing on that date unless the Drawdown Rate exceeds the Cap Rate in which case Bills will be discounted at the Cap Rate.

5. DRAWDOWN DATES AND DRAWDOWN ADVICE: The Drawdown Dates are the dates on which Bills drawn pursuant to the Facility are discounted. Following the commencement of this Facility, the Bank will provide you with a letter listing the Drawdown Dates for the Facility ("Drawdown Advice"). The approximate period between each Drawdown Date will be 90 days.

6. BILL REQUIREMENTS: Bills drawn under this Facility for acceptance and discount on a Drawdown Date should:

         (i) be available to the Bank at least 5 Business Days before the relevant Drawdown Date.

         (ii) be drawn to mature on the next succeeding Drawdown Date or, if there is no further Drawdown Date, on the Expiry Date.

         (iii) have a face amount of $10,000.00 or an integral multiple thereof and an aggregate face amount of at least $100,000.00 (see point 8 below).

         IMPORTANT NOTICE: If Bills are not drawn in accordance with this point 6 or are not available to the Bank by the time referred to in point 6
         (i) ("Non-conforming Bills"), the Bank may, in its absolute discretion, either:

                  (a) accept any Non-conforming Bills and discount the same at the Drawdown Rate prevailing when the Non-conforming Bills are presented whether or not the Drawdown Rate is higher than the Cap Rate, or

                  (b) accept any Non-conforming Bills but decline to discount same.


7. CAP PREMIUM: You must pay the bank a Cap Premium of $14,936-00 in total in respect of the Facility. The Cap Premium is payable by installments on each Drawdown Date. The amount of each installment is $3,734-00. The Bank may debit each installment of the Cap Premium from your account specified below:

                  Account Title:  Continental Ace Pty Limited.
                  Account Number:
                  Branch:         Maitland. N.S.W.

         IMPORTANT NOTICE: If you fail to pay any installment of the Cap Premium by the date that installment is due then, without affecting the Bank's other rights arising from failure to pay any amount under this Facility, the balance of the Cap Premium shall become immediately due and payable by you and may be debited by the Bank from your account specified above.

8. PARTIAL DRAWDOWNS: You are not obliged to fully draw the Facility, however, partial drawdowns will be permitted only if the aggregate face amount of bills drawn is at least $100,000.00 or an integral multiple of $10,000.00 thereafter.

Please signify your acceptance of the above terms and conditions by signing the copy of this letter where indicated.

Yours faithfully

John Incher,
Business Banking Manager



--------------------------------------------------------------------------------
I/WE CONFIRM OUR ACCEPTANCE OF THE ABOVE TERMS AND CONDITIONS.


-------------------------------------      -------------------------------------
Signed                                     Signed


-------------------------------------      -------------------------------------
Name                                       Name


-------------------------------------      -------------------------------------
Date                                       Date

Ref:       PGW.

19 July, 1999

The Directors.
B.C.E.  Holdings Pty Limited.
Level 2, 40 Mann Street,
GOSFORD. N.S.W. 2250.


Dear Sirs,

CAPPED RATE BILL FACILITY

The Bank offers to provide to you a Capped Rate Bill Facility ("Facility") upon the terms and conditions contained in the attached Bill Facility - Letter of Offer ("Letter of Offer") dated 19th July, 1999, and this letter. This letter supplements and should be read in conjunction with the Letter of Offer. Terms defined in the Letter of Offer have the same meaning when used in this letter unless the context otherwise requires and, in the event of inconsistency between a provision of this letter and a provision of the Letter of Offer, the provision in this letter prevails to the extent of that inconsistency.

DESCRIPTION OF THE FACILITY

The Facility is a floating rate bill facility under which, on each Drawdown Date (as defined below), the Bank will accept Bills drawn and presented by you in accordance with this letter and the Letter of Offer and discount the Bills at a rate which is the lower of either:

(a) the Drawdown Rate (as defined below) prevailing on the Drawdown Date, or

(b)      the Cap Rate (as defined below).

The following terms and conditions are applicable to the Facility.

1. FACILITY AMOUNT: The amount set out at Item 4 of the Schedule to the Letter of Offer.

2. FACILITY TERM: The Facility will commence on the Commencement Date specified at Item 6 of the Schedule to the Letter of Offer and expire on or about the date specified at Item 5 of the Schedule to the Letter of Offer. The Expiry Date is approximate only as the Bank will need to make some adjustment to conform with market requirements. However, the Expiry Date will be within 10 days of the selected date.

3.       CAP RATE: 4.00 per centum per annum.

4. DRAWDOWN RATE: The Drawdown Rate means in respect of any day the rate of discount specified by the Bank in its discretion as the usual rate at which the Bank is prepared to purchase bills of exchange accepted by itself on that day which have a term and aggregate face amount matching the term and aggregate face amount of any Bills to be discounted on that day under this Facility. The Drawdown Rate is a floating rate (expressed as a per centum per annum yield to maturity) that varies from time to time.

         Subject to the terms of the Facility, on each Drawdown Date, Bills will be discounted at the Drawdown Rate prevailing on that date unless the Drawdown Rate exceeds the Cap Rate in which case Bills will be discounted at the Cap Rate.

5. DRAWDOWN DATES AND DRAWDOWN ADVICE: The Drawdown Dates are the dates on which Bills drawn pursuant to the Facility are discounted. Following the commencement of this Facility, the Bank will provide you with a letter listing the Drawdown Dates for the Facility ("Drawdown Advice"). The approximate period between each Drawdown Date will be 90 days.

6. BILL REQUIREMENTS: Bills drawn under this Facility for acceptance and discount on a Drawdown Date should:

         (i) be available to the Bank at least 5 Business Days before the relevant Drawdown Date.

         (ii) be drawn to mature on the next succeeding Drawdown Date or, if there is no further Drawdown Date, on the Expiry Date.

         (iii) have a face amount of $10,000.00 or an integral multiple thereof and an aggregate face amount of at least $100,000.00 (see point 8 below).

         IMPORTANT NOTICE: If Bills are not drawn in accordance with this point 6 or are not available to the Bank by the time referred to in point 6
         (i) ("Non-conforming Bills"), the Bank may, in its absolute discretion, either:

                  (a) accept any Non-conforming Bills and discount the same at the Drawdown Rate prevailing when the Non-conforming Bills are presented whether or not the Drawdown Rate is higher than the Cap Rate, or

                  (b) accept any Non-conforming Bills but decline to discount same.


7. CAP PREMIUM: You must pay the bank a Cap Premium of $43,704.00 in total in respect of the Facility. The Cap Premium is payable by installments on each Drawdown Date. The amount of each installment is $10,926.00. The Bank may debit each installment of the Cap Premium from your account specified below:

                  Account Title:  Continental Ace Pty Limited.
                  Account Number:
                  Branch:         Maitland. N.S.W.

         IMPORTANT NOTICE: If you fail to pay any installment of the Cap Premium by the date that installment is due then, without affecting the Bank's other rights arising from failure to pay any amount under this Facility, the balance of the Cap Premium shall become immediately due and payable by you and may be debited by the Bank from your account specified above.

8. PARTIAL DRAWDOWNS: You are not obliged to fully draw the Facility, however, partial drawdowns will be permitted only if the aggregate face amount of bills drawn is at least $100,000.00 or an integral multiple of $10,000.00 thereafter.

Please signify your acceptance of the above terms and conditions by signing the copy of this letter where indicated.

Yours faithfully

John Incher,
Business Banking Manager



--------------------------------------------------------------------------------
I/WE CONFIRM OUR ACCEPTANCE OF THE ABOVE TERMS AND CONDITIONS.


-------------------------------------      -------------------------------------
Signed                                     Signed


-------------------------------------      -------------------------------------
Name                                       Name


-------------------------------------      -------------------------------------
Date                                       Date

                                                 BILL FACILITY - LETTER OF OFFER


Maitland Business Banking Centre        Branch             Date  19th July, 1999
--------------------------------                               -----------------


(Name and Address of Customer)      B.C.E. Holdings Pty Limited  ACN 003525988,
                                ------------------------------------------------

Level 2, 40 Mann Street, GOSFORD, NSW 2250
--------------------------------------------------------------------------------


Dear Sirs:

National Australia Bank Limited whose principal office in the State set out in item 1 of the Schedule is set out in item 2 of the Schedule ("the Bank") hereby offers to provide to the Drawer a bill acceptance facility not exceeding the aggregate amount set out in item 4 of the Schedule or such other amount as may hereafter be agreed upon by the parties in writing ("the Limit") upon the following terms and conditions:--

1.       In this Letter unless the context otherwise requires:--

         "Letter" means this Letter as the same may stand amended, varied or added to from time to time.

         "Availability Period" means the period during which the Drawer may draw Bills and require the Bank to accept the same in accordance with this Letter commencing on the Commencement Date and ending on the date set out in item 5 of the Schedule or such later date as the parties hereto shall agree upon in writing.

         "Bills and Bills" has the meaning assigned to the expression "Bill of Exchange" by the Bills of Exchange Act 1909 of the Commonwealth of Australia and shall mean any Bill drawn and accepted pursuant to this Letter of Offer. Any reference in this letter to the drawing, accepting, or other dealings of or with a Bill of Exchange shall have the meaning ascribed thereto in that Act and shall also mean drawing or accepting a Bill of Exchange by means of a facsimile signature.

         "Business Day" means any day on which trading banks are open for business in the place set out in item 1 of the Schedule.

         "Commencement Date" means the date as set out in item 6 of the Schedule.

         "Drawer" means the person set out in item 3 of the Schedule, and includes his successors and permitted assigns.

         "Event of Default" means an event under clause 17.

         "Expiry Date" means the last day of the Availability Period.

         "Facility" means the bill acceptance facility up to the Limit to be provided by the Bank to the Drawer.

         "Maturity Date" means the maturity date of each Bill drawn and accepted pursuant to this Letter.

         A reference in this Letter to any Act of Parliament or to any section or provision thereof shall be read as though the words "or any statutory provision substituted therefor" were added to such a reference. A reference in this Letter to a natural person shall include his legal personal representatives.

         Anything to be done, or which may be done, by the Drawer under this Letter may be done for or on behalf of the Drawer by a duly appointed and authorised attorney.

         Words denoting the singular number shall include the plural and vice versa.

         Words denoting natural persons only shall include corporations and vice versa, and words denoting the masculine gender shall include every other gender.

2. Where the Drawer has appointed the Bank as the attorney of the Drawer in connection with this Letter:

         (a) The Bank is not obliged to comply with any request or direction ("instruction") of the Drawer for the Bank to exercise its power as attorney,

         (b) The Bank may act on verbal instructions or instructions received by facsimile but may require instructions from the Drawer to be in writing;

         (c) The Bank will not have any liability (and the Drawer shall indemnify the Bank against any liability) for anything done or omitted to be done by the Bank acting on instructions which purport to be instructions of the Drawer.

3. Bills drawn by the Drawer during the Availability Period shall be accepted by the Bank for the accommodation of the Drawer provided that the face value of all Bills so accepted by the Bank and outstanding shall not exceed the Limit at any time.

4. No Bills shall be drawn by the Drawer and the Bank shall have no obligation to accept any Bills pursuant to this Letter having a Maturity Date later than the Expiry Date.

5. Bills shall be drawn by the Drawer on the Bank with face values, payable on such days to such persons and at such places in Australia as the Drawer and the Bank shall agree

6. The Drawer hereby agrees to observe the several requirements of the Bills of Exchange Act 1909 as to anything necessary to be done to ensure the validity of any Bills to be drawn or accepted hereunder or to attract the benefit of any provisions of that Act.

7. Within the Availability Period and subject to the provisions of this Letter upon the maturity of each Bill drawn and accepted pursuant to this Letter the Drawer may draw a replacement Bill having a face value no greater than the face value of the maturing Bill which shall be accepted by the Bank. Such replacement Bill shall, except with the consent of the Bank, be delivered to the Bank at least 5 Business Days prior to the Maturity Date of the maturing Bill.

8.       (a)      (i)      Subject to sub-clause (ii) hereof, the Drawer shall
                           pay to the Bank the face value of each Bill on its Maturity Date.

                  (ii)     Where the Bank:--

                           (a) provides a Bill discounting facility to the Drawer; and

                           (b) has agreed to accept a replacement Bill (pursuant to clause 7), the obligation of the Drawer to pay to the Bank the face value of a maturing Bill on its Maturity Date may, at the discretion of the Bank, be satisfied by the Bank:--

                           (a) debiting the face value of the maturing Bill to an internal suspense account of the Bank;

                           (b)      accepting the replacement Bill;

                           (c) crediting the discounted proceeds of the replacement Bill in reduction of the debit created to the suspense account; and

                           (d) debiting the account of the Drawer for the amount of the remaining balance of the debit to the suspense account.

                  (iii) The procedure outlined in sub-clause (ii) hereof, shall be adopted for administrative convenience only and shall not prejudice the right of the Bank at any time to require the Drawer to pay to it the face value of any Bill on its Maturity Date.

         (b) The obligations and liabilities of the Drawer hereunder and in relation to each Bill drawn and accepted hereunder shall continue notwithstanding that the Bank is/or becomes the holder of a Bill in its own right on or after its Maturity Date

         (c) The Bank may pay any Bill on or after its Maturity Date without being under any obligation to enquire as to the title of the person presenting the same for payment.

9. Upon each Bill being accepted by the Bank the Drawer shall pay to the Bank an activation fee being the percentage per annum set out in item 7 of the Schedule of the face value of the Bill for the term thereof.

10. Upon each day that the Bank accepts a Bill under the Facility, the Drawer shall pay to the Bank a drawdown fee of the amount set out in item 8 of the Schedule. The Bank may increase the drawdown fee during the Availability Period by giving at least thirty (30) days' notice to the Drawer of any such increase.

11. During the Availability Period the Drawer shall pay to the Bank a facility fee being the percentage per annum set out in item 9 of the Schedule of the amount of the Facility payable in advance as determined by the Bank. The first of such payments shall be made on the Commencement Date.

12. The Drawer shall pay to the Bank on demand the application fee set out in item 10 of the Schedule.

13. The Drawer agrees that the Bank may debit all fees payable by the Drawer under or in connection with the Facility to the account set out in item 14 of the Schedule.

14. The obligation of the Bank to accept Bills hereunder shall be subject to the Drawer's performance of and compliance with his obligations hereunder.

15.      The Drawer represents and warrants to the Bank as follows:--

         (a) There is no action suit or proceeding pending or to the knowledge of the Drawer (or if the Drawer is a corporation -- known to any of its officers) threatened before any Court or Government agency which may result in this Letter or any provision thereof being rendered invalid or unenforceable;

         (b) The execution and performance of this Letter and the payment of all amounts due under this Letter will not violate any provision of any applicable law or Government directive having the force of law;

         (c) A legal valid and binding obligation on the Drawer enforceable in accordance with its terms is constituted if and whenever a Bill is accepted by the Bank;

         (d) Each Bill required to be accepted by the Bank shall be binding on the Drawer and enforceable according to its tenor;

         (e) If the Drawer is a corporation, the Drawer is duly incorporated or registered in the State set out in item 11 of the Schedule and has all requisite power and authority to enter into and comply with the provisions of this Letter;

         (f)      If the Drawer is a natural person:--

                  (i) The Drawer has full capacity to accept the offer constituted by this Letter and draw Bills pursuant to this Letter;

                  (ii) Any statement of assets, liabilities and income given by the Drawer to the Bank prior to the execution hereof is true and correct in all particulars.

16. Each request by the Drawer to the Bank to accept a Bill shall constitute confirmation by the Drawer that at the date thereof no Event of Default and no event in relation to which the giving of notice or the passing of time, or both would constitute an Event of Default, has occurred and that the representations and warranties of the Drawer contained herein remain true and correct as of that date.

17. During the term of the Facility each of the following events and occurrences shall constitute an Event of Default:--

         (a) If the Drawer fails to pay the face value of any Bill to the Bank on the Maturity Date of such Bill:

         (b) If the Drawer fails to pay on the due date any other amount payable hereunder;

         (c) If the Drawer defaults in the performance or observance of any term or condition of the Facility or of this Letter;

         (d) If any order for payment is made or judgment is entered or signed against the Drawer and the same is not satisfied within 7 days thereafter;

         (e) If, in the opinion of the Bank, the Drawer becomes unable to pay its debts, or the assets or position of the Drawer are not sufficiently maintained;

         (f) If the Drawer fails to make any payment when due, or within any applicable period of grace, in respect of any financial obligation or any such obligation shall, by reason of default on the part of the Drawer, become due or capable of being declared due prior to its stated maturity;

         (g) If the Drawer, without the prior written consent of the Bank, enters into any arrangement to factor all or any of the Drawer's book debts or charges or encumbers the whole or any part of the Drawer's assets or estate;

         (h) If at any time the Drawer should fail to pay to the Bank any moneys from time to time due and payable to the Bank pursuant to any other arrangement or facility or fail to comply with any other provision of such arrangement or facility or the provisions of any security given to the Bank;

         (i)      If the Drawer is a corporation.--

                  (i) If the Drawer convenes a meeting of or proposes or enters into any arrangement or composition for the benefit of its creditors;

                  (ii) If an application is made or a resolution is passed for the winding up of the Drawer or for the reduction of the capital of the Drawer or notice or intention to propose such a resolution is given:

                  (iii) If a receiver and manager, liquidator or provisional liquidator or an administrator under Part 5.3A of the Corporations Law is appointed in respect of the Drawer or the whole or any part of its undertaking property or assets,

                  (iv) If the Drawer stops payment generally or ceases or threatens to cease to carry on its business or the major part thereof:

                  (v)      If a ground for winding up the Drawer shall arise;

                  (vi) If, without the prior consent in writing of the Bank, the Drawer shall sell, assign or transfer the whole or major part of its undertaking or attempt so to do;

                  (vii) If the Drawer determines that any portion of its share capital which has not been already called up shall not be capable of being called up except in the event and for the purposes of the company being wound up;

         (j)      If the Drawer is a natural person:--

                  (i)      If the Drawer commits an act of bankruptcy;

                  (ii) If a petition for an order of bankruptcy or sequestration of the estate of the Drawer is presented;

                  (iii) If the Drawer convenes a meeting of or proposes or enters into any arrangement or composition for the benefit of his creditors;

                  (iv) If a receiver is appointed of any part of the property or the estate of the Drawer.

         For the purposes of this clause 17 where the Drawer is a firm or partnership any Event of Default which occurs in relation to one member of the firm or partnership shall be deemed to have occurred in relation to all the members thereof.

18. If an Event of Default occurs the Bank shall have the right to serve a notice of termination of the Facility on the Drawer Upon service of such notice the Drawer's right to have Bills accepted by the Bank shall terminate and all amounts payable hereunder, including an amount equal to the aggregate face value of all Bills accepted by the Bank hereunder which remain outstanding (notwithstanding that the Maturity Dates of such outstanding Bills have yet to occur) shall become immediately due and payable by the Drawer to the Bank.

19. In the event that the Drawer should fail to pay to the Bank the face value of any Bill either on its Maturity Date or upon service of a notice of termination of Facility pursuant to clause 18 (whichever the case may be) the Bank may debit an account in the name of the Drawer (whether opened by the Bank or the Drawer) with the face value of each such Bill and any costs expenses and outgoings referred to in clause 22 The overdrawn balance of such account shall bear interest at the rate calculated in accordance with item 12 of the Schedule from time to time

20. Notwithstanding anything herein contained to the contrary the Bank shall not be obliged to accept any Bills presented for acceptance hereunder unless the securities referred to in item 13 of the Schedule have been executed and have been delivered to the Bank and remain in full force and effect in respect of all current Bills accepted by the Bank and Bills so presented to the Bank for acceptance

21. No delay in exercising or omission to exercise any right, power or remedy accruing to the Bank under this Letter shall affect its right, power or remedy or be construed to be a waiver of any Event of Default Each and every right granted to the Bank herein or in connection herewith or allowed to it at law or in equity shall be cumulative and may be exercised from time to time.

22. The Drawer shall pay to the Bank the Bank's costs expenses and outgoings--

         (a) Of and incidental to the preparation execution and stamping of this Letter and the securities herein referred to,

         (b) In respect of any other liability of the Bank for stamp duty under stamp duty legislation of any State or Territory arising out of this Letter or any transaction hereunder or contemplated hereby including drawing, accepting, discounting and negotiating of Bills or for which the Bank or the Drawer may be liable and which the Bank at its discretion may pay,

         (c) Incurred in consequence of any default of the Drawer in the due performance or observance of any term or condition or provision binding expressly or by implication on the Drawer under this Letter:

         (d) Of and incidental to the exercise by the Bank of any power express or implied in this Letter or the securities referred to herein or in relation to or in respect of any Bill.

23. The Drawer shall indemnify the Bank against any liability which it may incur on, and any moneys it may pay under, any Bill the Bank may accept hereunder or in connection with any such Bill including any Bill accepted or drawn by means of a facsimile signature (and whether or not such facsimile signature was authorised by the Bank or Drawer). This indemnity shall be in addition to and not in derogation of any other indemnity or obligation in favour of the Bank contained herein or given by the Bills of Exchange Act 1909 or at law or in equity

24. Where the Drawer has appointed the Bank as the attorney of the Drawer in connection with this Letter:--

         (a) the Bank is not obliged to comply with any request or direction ("instruction") of the Drawer for the Bank to exercise its powers as attorney;
         (b) the Bank may act on verbal instructions or instructions received by facsimile but may require instructions from the Drawer to be in writing;
         (c) the Bank will not have any liability (and the Drawer shall indemnify the Bank against any liability) for anything done or omitted to be done by the Bank acting on instructions which purport to be instructions of the Drawer.

25. Anything herein required to be done or any payment to be made on a day which is not a Business Day shall be valid if done or made on the next succeeding Business Day.

26. This Letter will be construed in accordance with the laws of the State set out in item 1 of the Schedule.

27. Any notice or demand hereunder may be given by the Bank under the hand of any class of Manager of the Bank and served by being delivered to the address or registered office of the Drawer as set out in item 3 of the Schedule or as last advised to the Bank and may be posted to any of such addresses by prep aid post and if posted shall be deemed to be served on the day following the date of posting whether actually received or not and may be delivered to the Drawer or should the Drawer be a corporation then to any Director or Secretary of the Drawer.

28. In a case where this Letter is given in respect of the indebtedness of a firm or partnership.--

         (a) this Letter shall continue to be binding notwithstanding any changes which may from time to time take place in the partners thereof, whether by the death or retirement of any partner or partners or the admission of any new partner or partners or otherwise howsoever, and notwithstanding that the firm or partnership no longer carries on business;

         (b) this Letter shall be binding on the Drawer notwithstanding that the Drawer is not or having once been a member of the firm or partnership is no longer a member thereof.

29. In the event of the death of the Drawer prior to the Maturity Date of any Bill current at the date of such death interest shall accrue to the Bank pursuant to the provisions of clause 19 in the same manner as if an account in the name of such deceased Drawer had been debited with the face value of such Bill pursuant to the provisions of that clause.

30. The drawing of a Bill by the Drawer for acceptance by the Bank after the date of this Letter shall constitute acceptance by the Drawer of the Bank's offer to provide the Facility upon the terms and conditions hereinbefore set out and an acknowledgment that all prior arrangements are cancelled and that these terms and conditions apply to all Bills so drawn and accepted prior to such date

31. The Drawer must give the Bank promptly any information it reasonably asks for from time to time.


Yours faithfully,



Manager

                                    SCHEDULE

ITEM 1
State

         New South Wales

ITEM 2
Principal Office of the Bank

         255 George Street, SYDNEY, N.S.W. 2000

ITEM 3
Name, & Address or Registered Office of Drawer

         B.C.E. Holdings Pty Limited ACN 003525988
         Level 2, 40 Mann Street
         GOSFORD, NSW 2250

ITEM 4
Limit

         $3,000,000.00

ITEM 5
End of Availability Period

         31/7/2000

ITEM 6
Commencement Date

         19/7/1999

ITEM 7
Activation fee

         ----- % p.a.

ITEM 8
Drawdown fee

         $100.00

ITEM 9
Facility fee

         1.95 % p.a.

ITEM 10
Application fee

         $19,500.00

ITEM 11
State of Incorporation of Drawer

         New South Wales

ITEM 12
Default Rate

         The total of the Bank's Lending Indicator Rate for Base Rate (8.5%) plus a customer margin of 5.50 % per annum plus a default margin of
         4.00 % per annum being 18.00 % per annum.

ITEM 13
Securities

         1. Existing Registered Mortgage Debenture over the whole of the Company's assets and uncalled capital and called but unpaid capital.

         2. Fresh Interlocking Guarantee and Indemnity--companies--for $11,740,000.00 given by B.C.E. Holdings Pty Limited ACN 003525988, Continental Conveyor and Equipment Pty Limited ACN 059870058, Continental Ace Services Pty Limited ACN 056396760, Continental Ace Conveyor Components Pty Limited ACN 005458373, Continental Ace Pty Limited ACN 003725915, Continental Control Systems Pty Limited ACN 003581897, A Crane Pty Limited ACN 003280475 and Continental Meco Pty Limited ACN 001408368 partly supported by existing Registered Mortgage Debentures over the whole of the Companys' assets and uncalled capital and called but unpaid capital and first registered mortgages over land and buildings situated at Lots 2, 33 and 34 Somersby Falls Road, and David's Close, Somersby, and 51 Montore Road, Minto.

         3.       Letter of Offer including Covenants.

         4.       Letter of Awareness.

         5.       Financial and Reporting Covenants.

ITEM 14
Account title

         B.C.E. Holdings Pty Limited

Account Number


Branch

         Maitland

                                  ANNEXURE "A"

The covenants contained herewith in Annexure "A" form part of the Terms and Conditions for all facilities approved in the name of Continental Conveyor and Equipment Group.

* Bill facility, $3,000,000.00, the initial term of the facility is to be restricted to 12 months.

* The Bill facility, $3,000,000.00 is to be subject to principal reductions of $ 150,000.00 per quarter commencing from drawdown.

* The Bill facility, $ 1,500,000.00 is to be subject to principal reductions of $300,000.00 per quarter commencing from drawdown.

* The current Documentary Letters of Credit and or Bank Guarantees line of $4,000,000.00 is to reduce to $3,000,000.00 by 31st December, 1999, and further to $1,000,000.00 by 31st December, 2000.

* The Bank will require Continental Conveyor & Equipment Company (CCEC) to provide a Letter of Awareness undertaking to retain its 100% ownership, to maintain the subsidiary in a solvent position (after exclusion of Shareholders loans) and to acknowledge the terms and conditions applying over facilities extended to B.C.E. Holdings Pty Limited.

* Quarterly information package to be provided within 45 days of the quarter ended, commencing from the June, 1999, quarter, for each entity within the Group.

         The package is to comprise the following:

         - Variance analysis of budget v's actual performance, detailed comments on variances of more than 10%.

         - Revised/updated cashflow forecasts to the financial year end including assumptions.

         - Revised/updated profit and loss forecast to the financial year end.

* Capital Adequacy (SHF) of $7m (after exclusion of shareholders loans and intangibles from the equation) to be achieved by 30th June, 1999 and quarterly thereafter.

* Outstanding debtors of less than 90 days and excluding inter company positions are not to fall below $10m. Sufficient buffer is seen to allow ready compliance with this covenant, the aged listing as at 1st May, 1999, indicating $17.7m outstanding in this category.

* Annual accounts of immediate parent CCEC to be provided within 120 days of books closure.

* Quarterly management accounts are to be accompanied by aged listings of both debtors and creditors.

* Whilst formal subordination of the parent loan of $13,500,000.00 (as at 31st December, 1998) is acknowledged to be in contravention of US bankers covenants and accordingly is not available. The Bank requires an undertaking in writing from CCEC not to seek or allow repayment of these loans during the term of the Bank's facilities without our prior written approval.

* Annual financial statements signed by the directors for all entities within the Group (including consolidated accounts) are to be provided to the Bank within 120 days from the financial year end (31st December, annually).

*        Change of ownership clause.

*        Interest cover to be not less than 2 times.

*        Dismantling Overdraft Set Off Group Arrangement.


                                      ****

                                                 BILL FACILITY - LETTER OF OFFER

Maitland Business Banking Centre        Branch             Date  19th July, 1999
--------------------------------                               -----------------


(Name and Address of Customer)      B.C.E. Holdings Pty Limited  ACN 003525988,
                                -----------------------------------------------

Level 2, 40 Mann Street, GOSFORD, NSW 2250
--------------------------------------------------------------------------------


Dear Sirs:

National Australia Bank Limited whose principal office in the State set out in item 1 of the Schedule is set out in item 2 of the Schedule ("the Bank") hereby offers to provide to the Drawer a bill acceptance facility not exceeding the aggregate amount set out in item 4 of the Schedule or such other amount as may hereafter be agreed upon by the parties in writing ("the Limit") upon the following terms and conditions:--

1.       In this Letter unless the context otherwise requires:--

         "Letter" means this Letter as the same may stand amended, varied or added to from time to time.

         "Availability Period" means the period during which the Drawer may draw Bills and require the Bank to accept the same in accordance with this Letter commencing on the Commencement Date and ending on the date set out in item 5 of the Schedule or such later date as the parties hereto shall agree upon in writing.

         "Bills and Bills" has the meaning assigned to the expression "Bill of Exchange" by the Bills of Exchange Act 1909 of the Commonwealth of Australia and shall mean any Bill drawn and accepted pursuant to this Letter of Offer. Any reference in this letter to the drawing, accepting, or other dealings of or with a Bill of Exchange shall have the meaning ascribed thereto in that Act and shall also mean drawing or accepting a Bill of Exchange by means of a facsimile signature.

         "Business Day" means any day on which trading banks are open for business in the place set out in item 1 of the Schedule.

         "Commencement Date" means the date as set out in item 6 of the Schedule.

         "Drawer" means the person set out in item 3 of the Schedule, and includes his successors and permitted assigns.

         "Event of Default" means an event under clause 17.

         "Expiry Date" means the last day of the Availability Period.

         "Facility" means the bill acceptance facility up to the Limit to be provided by the Bank to the Drawer.

         "Maturity Date" means the maturity date of each Bill drawn and accepted pursuant to this Letter.

         A reference in this Letter to any Act of Parliament or to any section or provision thereof shall be read as though the words "or any statutory provision substituted therefor" were added to such a reference.

         A reference in this Letter to a natural person shall include his legal personal representatives.

         Anything to be done, or which may be done, by the Drawer under this Letter may be done for or on behalf of the Drawer by a duly appointed and authorised attorney.

         Words denoting the singular number shall include the plural and vice versa.

         Words denoting natural persons only shall include corporations and vice versa, and words denoting the masculine gender shall include every other gender.

2. Where the Drawer has appointed the Bank as the attorney of the Drawer in connection with this Letter:

         (a) The Bank is not obliged to comply with any request or direction ("instruction") of the Drawer for the Bank to exercise its power as attorney,

         (b) The Bank may act on verbal instructions or instructions received by facsimile but may require instructions from the Drawer to be in writing;

         (c) The Bank will not have any liability (and the Drawer shall indemnify the Bank against any liability) for anything done or omitted to be done by the Bank acting on instructions which purport to be instructions of the Drawer.

3. Bills drawn by the Drawer during the Availability Period shall be accepted by the Bank for the accommodation of the Drawer provided that the face value of all Bills so accepted by the Bank and outstanding shall not exceed the Limit at any time.

4. No Bills shall be drawn by the Drawer and the Bank shall have no obligation to accept any Bills pursuant to this Letter having a Maturity Date later than the Expiry Date.

5. Bills shall be drawn by the Drawer on the Bank with face values, payable on such days to such persons and at such places in Australia as the Drawer and the Bank shall agree

6. The Drawer hereby agrees to observe the several requirements of the Bills of Exchange Act 1909 as to anything necessary to be done to ensure the validity of any Bills to be drawn or accepted hereunder or to attract the benefit of any provisions of that Act.

7. Within the Availability Period and subject to the provisions of this Letter upon the maturity of each Bill drawn and accepted pursuant to this Letter the Drawer may draw a replacement Bill having a face value no greater than the face value of the maturing Bill which shall be accepted by the Bank. Such replacement Bill shall, except with the consent of the Bank, be delivered to the Bank at least 5 Business Days prior to the Maturity Date of the maturing Bill.

8.       (a)      (i)      Subject to sub-clause (II) hereof, the Drawer shall
                           pay to the Bank the face value of each Bill on its Maturity Date.

                  (ii)     Where the Bank:--

                           (a) provides a Bill discounting facility to the Drawer; and

                           (b) has agreed to accept a replacement Bill (pursuant to clause 7), the obligation of the Drawer to pay to the Bank the face value of a maturing Bill on its Maturity Date may, at the discretion of the Bank, be satisfied by the Bank:--

                           (a) debiting the face value of the maturing Bill to an internal suspense account of the Bank;

                           (b)      accepting the replacement Bill;

                           (c) crediting the discounted proceeds of the replacement Bill in reduction of the debit created to the suspense account; and

                           (d) debiting the account of the Drawer for the amount of the remaining balance of the debit to the suspense account.

                  (iii) The procedure outlined in sub-clause (ii) hereof, shall be adopted for administrative convenience only and shall not prejudice the right of the Bank at any time to require the Drawer to pay to it the face value of any Bill on its Maturity Date.

         (b) The obligations and liabilities of the Drawer hereunder and in relation to each Bill drawn and accepted hereunder shall continue notwithstanding that the Bank is/or becomes the holder of a Bill in its own right on or after its Maturity Date

         (c) The Bank may pay any Bill on or after its Maturity Date without being under any obligation to enquire as to the title of the person presenting the same for payment.

9. Upon each Bill being accepted by the Bank the Drawer shall pay to the Bank an activation fee being the percentage per annum set out in item 7 of the Schedule of the face value of the Bill for the term thereof.

10. Upon each day that the Bank accepts a Bill under the Facility, the Drawer shall pay to the Bank a drawdown fee of the amount set out in item 8 of the Schedule. The Bank may increase the drawdown fee during the Availability Period by giving at least thirty (30) days' notice to the Drawer of any such increase.

11. During the Availability Period the Drawer shall pay to the Bank a facility fee being the percentage per annum set out in item 9 of the Schedule of the amount of the Facility payable in advance as determined by the Bank. The first of such payments shall be made on the Commencement Date.

12. The Drawer shall pay to the Bank on demand the application fee set out in item 10 of the Schedule.

13. The Drawer agrees that the Bank may debit all fees payable by the Drawer under or in connection with the Facility to the account set out in item 14 of the Schedule.

14. The obligation of the Bank to accept Bills hereunder shall be subject to the Drawer's performance of and compliance with his obligations hereunder.

15.      The Drawer represents and warrants to the Bank as follows:--

         (a) There is no action suit or proceeding pending or to the knowledge of the Drawer (or if the Drawer is a corporation -- known to any of its officers) threatened before any Court or Government agency which may result in this Letter or any provision thereof being rendered invalid or unenforceable;

         (b) The execution and performance of this Letter and the payment of all amounts due under this Letter will not violate any provision of any applicable law or Government directive having the force of law;

         (c) A legal valid and binding obligation on the Drawer enforceable in accordance with its terms is constituted if and whenever a Bill is accepted by the Bank;

         (d) Each Bill required to be accepted by the Bank shall be binding on the Drawer and enforceable according to its tenor;

         (e) If the Drawer is a corporation, the Drawer is duly incorporated or registered in the State set out in item 11 of the Schedule and has all requisite power and authority to enter into and comply with the provisions of this Letter;

         (f)      If the Drawer is a natural person:--

                  (i) The Drawer has full capacity to accept the offer constituted by this Letter and draw Bills pursuant to this Letter;

                  (ii) Any statement of assets, liabilities and income given by the Drawer to the Bank prior to the execution hereof is true and correct in all particulars.

16. Each request by the Drawer to the Bank to accept a Bill shall constitute confirmation by the Drawer that at the date thereof no Event of Default and no event in relation to which the giving of notice or the passing of time, or both would constitute an Event of Default, has occurred and that the representations and warranties of the Drawer contained herein remain true and correct as of that date.

17. During the term of the Facility each of the following events and occurrences shall constitute an Event of Default:--

         (a) If the Drawer fails to pay the face value of any Bill to the Bank on the Maturity Date of such Bill:

         (b) If the Drawer fails to pay on the due date any other amount payable hereunder;

         (c) If the Drawer defaults in the performance or observance of any term or condition of the Facility or of this Letter;

         (d) If any order for payment is made or judgment is entered or signed against the Drawer and the same is not satisfied within 7 days thereafter;

         (e) If, in the opinion of the Bank, the Drawer becomes unable to pay its debts, or the assets or position of the Drawer are not sufficiently maintained;

         (f) If the Drawer fails to make any payment when due, or within any applicable period of grace, in respect of any financial obligation or any such obligation shall, by reason of default on the part of the Drawer, become due or capable of being declared due prior to its stated maturity;

         (g) If the Drawer, without the prior written consent of the Bank, enters into any arrangement to factor all or any of the Drawer's book debts or charges or encumbers the whole or any part of the Drawer's assets or estate;

         (h) If at any time the Drawer should fail to pay to the Bank any moneys from time to time due and payable to the Bank pursuant to any other arrangement or facility or fail to comply with any other provision of such arrangement or facility or the provisions of any security given to the Bank;

         (i)      If the Drawer is a corporation.--

                  (i) If the Drawer convenes a meeting of or proposes or enters into any arrangement or composition for the benefit of its creditors;

                  (ii) If an application is made or a resolution is passed for the winding up of the Drawer or for the reduction of the capital of the Drawer or notice or intention to propose such a resolution is given:

                  (iii) If a receiver and manager, liquidator or provisional liquidator or an administrator under Part 5.3A of the Corporations Law is appointed in respect of the Drawer or the whole or any part of its undertaking property or assets,

                  (iv) If the Drawer stops payment generally or ceases or threatens to cease to carry on its business or the major part thereof:

                  (v)      If a ground for winding up the Drawer shall arise;

                  (vi) If, without the prior consent in writing of the Bank, the Drawer shall sell, assign or transfer the whole or major part of its undertaking or attempt so to do;

                  (vii) If the Drawer determines that any portion of its share capital which has not been already called up shall not be capable of being called up except in the event and for the purposes of the company being wound up;

         (j)      If the Drawer is a natural person:--

                  (i)      If the Drawer commits an act of bankruptcy;

                  (ii) If a petition for an order of bankruptcy or sequestration of the estate of the Drawer is presented;

                  (iii) If the Drawer convenes a meeting of or proposes or enters into any arrangement or composition for the benefit of his creditors;

                  (iv) If a receiver is appointed of any part of the property or the estate of the Drawer.

         For the purposes of this clause 17 where the Drawer is a firm or partnership any Event of Default which occurs in relation to one member of the firm or partnership shall be deemed to have occurred in relation to all the members thereof.

18. If an Event of Default occurs the Bank shall have the right to serve a notice of termination of the Facility on the Drawer Upon service of such notice the Drawer's right to have Bills accepted by the Bank shall terminate and all amounts payable hereunder, including an amount equal to the aggregate face value of all Bills accepted by the Bank hereunder which remain outstanding (notwithstanding that the Maturity Dates of such outstanding Bills have yet to occur) shall become immediately due and payable by the Drawer to the Bank.

19. In the event that the Drawer should fail to pay to the Bank the face value of any Bill either on its Maturity Date or upon service of a notice of termination of Facility pursuant to clause 18 (whichever the case may be) the Bank may debit an account in the name of the Drawer (whether opened by the Bank or the Drawer) with the face value of each such Bill and any costs expenses and outgoings referred to in clause 22 The overdrawn balance of such account shall bear interest at the rate calculated in accordance with item 12 of the Schedule from time to time

20. Notwithstanding anything herein contained to the contrary the Bank shall not be obliged to accept any Bills presented for acceptance hereunder unless the securities referred to in item 13 of the Schedule have been executed and have been delivered to the Bank and remain in full force and effect in respect of all current Bills accepted by the Bank and Bills so presented to the Bank for acceptance

21. No delay in exercising or omission to exercise any right, power or remedy accruing to the Bank under this Letter shall affect its right, power or remedy or be construed to be a waiver of any Event of Default Each and every right granted to the Bank herein or in connection herewith or allowed to it at law or in equity shall be cumulative and may be exercised from time to time.

22. The Drawer shall pay to the Bank the Bank's costs expenses and outgoings--

         (a) Of and incidental to the preparation execution and stamping of this Letter and the securities herein referred to,

         (b) In respect of any other liability of the Bank for stamp duty under stamp duty legislation of any State or Territory arising out of this Letter or any transaction hereunder or contemplated hereby including drawing, accepting, discounting and negotiating of Bills or for which the Bank or the Drawer may be liable and which the Bank at its discretion may pay,

         (c) Incurred in consequence of any default of the Drawer in the due performance or observance of any term or condition or provision binding expressly or by implication on the Drawer under this Letter:

         (d) Of and incidental to the exercise by the Bank of any power express or implied in this Letter or the securities referred to herein or in relation to or in respect of any Bill.

23. The Drawer shall indemnify the Bank against any liability which it may incur on, and any moneys it may pay under, any Bill the Bank may accept hereunder or in connection with any such Bill including any Bill accepted or drawn by means of a facsimile signature (and whether or not such facsimile signature was authorised by the Bank or Drawer). This indemnity shall be in addition to and not in derogation of any other indemnity or obligation in favour of the Bank contained herein or given by the Bills of Exchange Act 1909 or at law or in equity

24. Where the Drawer has appointed the Bank as the attorney of the Drawer in connection with this Letter:--

         (a) the Bank is not obliged to comply with any request or direction ("instruction") of the Drawer for the Bank to exercise its powers as attorney;

         (b) the Bank may act on verbal instructions or instructions received by facsimile but may require instructions from the Drawer to be in writing;

         (c) the Bank will not have any liability (and the Drawer shall indemnify the Bank against any liability) for anything done or omitted to be done by the Bank acting on instructions which purport to be instructions of the Drawer.

25. Anything herein required to be done or any payment to be made on a day which is not a Business Day shall be valid if done or made on the next succeeding Business Day.

26. This Letter will be construed in accordance with the laws of the State set out in item 1 of the Schedule.

27. Any notice or demand hereunder may be given by the Bank under the hand of any class of Manager of the Bank and served by being delivered to the address or registered office of the Drawer as set out in item 3 of the Schedule or as last advised to the Bank and may be posted to any of such addresses by prep aid post and if posted shall be deemed to be served on the day following the date of posting whether actually received or not and may be delivered to the Drawer or should the Drawer be a corporation then to any Director or Secretary of the Drawer.

28. In a case where this Letter is given in respect of the indebtedness of a firm or partnership.--

         (a) this Letter shall continue to be binding notwithstanding any changes which may from time to time take place in the partners thereof, whether by the death or retirement of any partner or partners or the admission of any new partner or partners or otherwise howsoever, and notwithstanding that the firm or partnership no longer carries on business;

         (b) this Letter shall be binding on the Drawer notwithstanding that the Drawer is not or having once been a member of the firm or partnership is no longer a member thereof.

29. In the event of the death of the Drawer prior to the Maturity Date of any Bill current at the date of such death interest shall accrue to the Bank pursuant to the provisions of clause 19 in the same manner as if an account in the name of such deceased Drawer had been debited with the face value of such Bill pursuant to the provisions of that clause.

30. The drawing of a Bill by the Drawer for acceptance by the Bank after the date of this Letter shall constitute acceptance by the Drawer of the Bank's offer to provide the Facility upon the terms and conditions hereinbefore set out and an acknowledgment that all prior arrangements are cancelled and that these terms and conditions apply to all Bills so drawn and accepted prior to such date

31. The Drawer must give the Bank promptly any information it reasonably asks for from time to time.


Yours faithfully,



Manager

                                    SCHEDULE

ITEM 1
State

         New South Wales

ITEM 2
Principal Office of the Bank

         255 George Street, SYDNEY, N.S.W. 2000

ITEM 3
Name, & Address or Registered Office of Drawer

         B.C.E. Holdings Pty Limited   ACN 003525988
         Level 2, 40 Mann Street
         GOSFORD, NSW 2250

ITEM 4
Limit

         $1,500,000.00

ITEM 5
End of Availability Period

         31/10/2000

ITEM 6
Commencement Date

         19/7/1999

ITEM 7
Activation fee

         ----- % p.a.

ITEM 8
Drawdown fee

         $100.00

ITEM 9
Facility fee

         1.95% p.a.

ITEM 10
Application fee

         $10,000.00

ITEM 11
State of Incorporation of Drawer

         New South Wales


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
ITEM 12
Default Rate

         The total of the Bank's Lending Indicator Rate for Base Rate (8.5%) plus a customer margin of 5.50 % per annum plus a default margin of
         4.00 % per annum being 18.00 % per annum.

ITEM 13
Securities

         1. Existing Registered Mortgage Debenture over the whole of the Company's assets and uncalled capital and called but unpaid capital.

         2. Fresh Interlocking Guarantee and Indemnity--companies--for $11,740,000.00 given by B.C.E. Holdings Pty Limited ACN 003525988, Continental Conveyor and Equipment Pty Limited ACN 059870058, Continental Ace Services Pty Limited ACN 056396760, Continental Ace Conveyor Components Pty Limited ACN 005458373, Continental Ace Pty Limited ACN 003725915, Continental Control Systems Pty Limited ACN 003581897, A Crane Pty Limited ACN 003280475 and Continental Meco Pty Limited ACN 001408368 partly supported by existing Registered Mortgage Debentures over the whole of the Companys' assets and uncalled capital and called but unpaid capital and first registered mortgages over land and buildings situated at Lots 2, 33 and 34 Somersby Falls Road, and David's Close, Somersby, and 51 Montore Road, Minto.

         3.       Letter of Offer including Covenants.

         4.       Letter of Awareness.

         5.       Financial and Reporting Covenants.

ITEM 14
Account title

         B.C.E. Holdings Pty Limited

Account Number


Branch

         Maitland

                                  ANNEXURE "A"

The covenants contained herewith in Annexure "A" form part of the Terms and Conditions for all facilities approved in the name of Continental Conveyor and Equipment Group.

* Bill facility, $3,000,000.00, the initial term of the facility is to be restricted to 12 months.

* The Bill facility, $3,000,000.00 is to be subject to principal reductions of $ 150,000.00 per quarter commencing from drawdown.

* The Bill facility, $ 1,500,000.00 is to be subject to principal reductions of $300,000.00 per quarter commencing from drawdown.

* The current Documentary Letters of Credit and or Bank Guarantees line of $4,000,000.00 is to reduce to $3,000,000.00 by 31st December, 1999, and further to $1,000,000.00 by 31st December, 2000.

* The Bank will require Continental Conveyor & Equipment Company (CCEC) to provide a Letter of Awareness undertaking to retain its 100% ownership, to maintain the subsidiary in a solvent position (after exclusion of Shareholders loans) and to acknowledge the terms and conditions applying over facilities extended to B.C.E. Holdings Pty Limited.

* Quarterly information package to be provided within 45 days of the quarter ended, commencing from the June, 1999, quarter, for each entity within the Group.

         The package is to comprise the following:

         - Variance analysis of budget v's actual performance, detailed comments on variances of more than 10%.

         - Revised/updated cashflow forecasts to the financial year end including assumptions.

         - Revised/updated profit and loss forecast to the financial year end.

* Capital Adequacy (SHF) of $7m (after exclusion of shareholders loans and intangibles from the equation) to be achieved by 30th June, 1999 and quarterly thereafter.

* Outstanding debtors of less than 90 days and excluding inter company positions are not to fall below $10m. Sufficient buffer is seen to allow ready compliance with this covenant, the aged listing as at 1st May, 1999, indicating $17.7m outstanding in this category.

* Annual accounts of immediate parent CCEC to be provided within 120 days of books closure.

* Quarterly management accounts are to be accompanied by aged listings of both debtors and creditors.

* Whilst formal subordination of the parent loan of $13,500,000.00 (as at 31st December, 1998) is acknowledged to be in contravention of US bankers covenants and accordingly is not available. The Bank requires an undertaking in writing from CCEC not to seek or allow repayment of these loans during the term of the Bank's facilities without our prior written approval.

* Annual financial statements signed by the directors for all entities within the Group (including consolidated accounts) are to be provided to the Bank within 120 days from the financial year end (31st December, annually).

*        Change of ownership clause.

*        Interest cover to be not less than 2 times.

*        Dismantling Overdraft Set Off Group Arrangement.


                                      ****